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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Charlotte Russe Holding, Inc. (the "Company"), does hereby certify that [to the undersigned's knowledge]:

      1) the Company's Annual Report on Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Company's Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


  /s/ BERNARD ZEICHNER
-------------------------
    Bernard Zeichner
 Chief Executive Officer


December 13, 2002